SEI ASSET ALLOCATION TRUST

Defensive Strategy Fund
Defensive Strategy Allocation Fund
Conservative Strategy Fund
Conservative Strategy Allocation Fund
Moderate Strategy Fund
Moderate Strategy Allocation Fund
Aggressive Strategy Fund
Tax-Managed Aggressive Strategy Fund
Core Market Strategy Fund
Core Market Strategy Allocation Fund
Market Growth Strategy Fund
Market Growth Strategy Allocation Fund
(the "Funds")

Supplement dated April 15, 2016
to the Statement of Additional Information (the "SAI") dated July 31, 2015

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Membership of the Board

The SAI is hereby amended and supplemented to reflect the following change in the membership of the Funds' Board of Trustees.

At a special meeting of the shareholders of the Funds that are series of SEI Asset Allocation Trust (the "Trust"), held on January 15, 2016, shareholders voted to elect, as a slate of nominees, each of the current Trustees and one new independent Trustee, Ms. Susan C. Cote, to the Board of Trustees of the Trust (the "Board"). Accordingly, the below changes are hereby made to the SAI to reflect this change to the Board.

Under the section titled "Members of the Board," under the heading titled "Trustees and Officers of the Trust," the first sentence is hereby deleted and replaced with the following:

There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees").

In addition, under the same heading, under the section titled "Independent Trustees," the following paragraph is hereby added as the last paragraph in the section:

SUSAN C. COTE (DOB 11/07/54)—Trustee (since 2016)—Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015; Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation. Trustee of SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust and SEI Institutional International Trust. Independent Consultant to SEI Liquid Asset Trust.

In addition, under the same heading, under the section titled "Individual Trustee Qualifications," the following paragraph is hereby added as the ninth paragraph of the section:

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and 18 years of experience as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

In addition, under the same heading, under the section titled "Board Standing Committees," under the sub-section titled "Audit Committee," the reference to "Ms. Lesavoy" is hereby deleted and replaced with "Mmes. Lesavoy and Cote" to reflect Ms. Cote's addition as a member of the Audit Committee.

In addition, under the same heading, under the same section, under the sub-section titled "Governance Committee," the reference to "Ms. Lesavoy" is hereby deleted and replaced with "Mmes. Lesavoy and Cote" to reflect Ms. Cote's addition as a member of the Governance Committee.

In addition, under the same heading, under the section titled "Fund Shares Owned by Board Members," the following text, and footnote, is hereby added to, and below, the chart:

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Shares (Fund Complex)
Ms. Cote[1]	None	None

1  Elected by shareholders to the Board on January 15, 2016.

In addition, under the same heading, under the section titled "Board Compensation," the following text, and footnote, is hereby added to, and below, the chart:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Ms. Cote[1]	$0	$0	$0	$0

1  Elected by shareholders to the Board on January 15, 2016.

Other than as set forth herein, there are no other changes to the membership of the Funds' Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1017 (04/16)